SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number — (360) 734-9900

Date of fiscal year end: May 31, 2011
Date of reporting period: May 31, 2011

1. Report to Shareowners

Amana Mutual Funds Trust

Annual Report

May 31, 2011

1300 North State Street
Bellingham, WA 98225
www.amanafunds.com
888 / 73-AMANA

Performance Summary as of June 30, 2011: (unaudited)

Average Annual Returns (before any taxes paid by shareowners)
	10 years	5 years	3 years	1 year	Expense Ratio¹
Amana Income Fund	8.07%	7.37%	5.67%	29.60%	1.26%
Amana Growth Fund	7.66%	6.92%	5.58%	26.85%	1.21%
Amana Developing World Fund	n/a	n/a	n/a	6.90%	1.59%

Morningstar™ Ratings²	Overall	10 years	5 years	3 years	1 year
Amana Income Fund — "Large Blend" category
Morningstar Rating™	* * * * *	* * * * *	* * * * *	* * * * *	n/a
% Rank in category	n/a	1	2	9	55
Funds in category	1675	813	1434	1675	1893
Amana Growth Fund — "Large Growth" category
Morningstar Rating™	* * * * *	* * * * *	* * * * *	* * * * *	n/a
% Rank in category	n/a	1	10	21	90
Funds in category	1476	803	1276	1476	1657

Lipper Quintile Rankings³	10 years	5 years	3 years	1 year
Amana Income Fund — "Equity Income" category
Quintile Rank	1st	1st	2nd	3rd
Absolute Rank / Funds in category	1/96	8/194	56/242	152/271
Amana Growth Fund — "Multi-Cap Core" category
Quintile Rank	1st	1st	2nd	5th
Absolute Rank / Funds in category	20/294	26/605	156/725	671/826

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end can be obtained by calling toll-free 888-73/AMANA or visiting www.amanafunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any, and do not include the potential deduction of a 2% redemption fee on shares held less than 90 calendar days. Share price, yield, and return will vary, and you may have a gain or loss when you sell your shares. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may increase risk.

Please consider an investment's objective, risks, charges, and expenses carefully before investing. To obtain a free prospectus or summary prospectus that contains this and other important information on the Amana Funds, please call toll-free 888-73/AMANA or visit www.amanafunds.com. Please read the prospectus or summary prospectus carefully before investing.

The Amana Developing World Fund began operations September 28, 2009, and is not yet rated by Morningstar or Lipper.

¹ By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus, which is dated September 3, 2010, and incorporate results for the fiscal year ended May 31, 2010. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent calendar quarter-end performance rather than performance through the Funds' most recent fiscal period.

² Source: Morningstar June 30, 2011. Morningstar, Inc. is an independent fund performance monitor. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3, 5, and 10 year (if applicable) Morningstar Rating metrics.

% Rank in Category: This is a fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

³ Source: Lipper Inc., a Thomson Reuters Company, June 30, 2011. Lipper Inc. is a nationally recognized organization that ranks performance of mutual funds within a universe of funds that have similar investment objectives. Quintile rankings are based on past performance with capital gains and dividends reinvested.

Fellow Shareowners:

Stock markets continued their welcome recovery during the last year as the economy struggled to navigate the lingering doldrums of 2008's financial crisis. For Amana's fiscal year ended May 31, 2011, Amana Income returned 25.97% and Amana Growth returned 23.10%. General market indicators fared about the same: the S&P 500 Index gained 25.95% and the Dow Jones Islamic Index (US) gained 27.20%. The new Amana Developing World Fund returned 7.09% for its first full year of operation.

The Amana Funds follow Islamic principles, which preclude most investments in the banking and financial sectors. We favor companies with low debt levels and strong balance sheets, which generally do relatively better in distressed times. Plagued with a financial crisis, the stock markets dropped until March 2009, but then reversed course, rallying to April 2011 on expectations of better times and stimulus from governments worldwide.

Top Long-Term Results

As experienced investors, we know that gains or losses over a short interval tell an incomplete story compared to performance evaluated over a lengthier time span. That's why the recognition that Amana continues to receive for superlative long-term performance is so important to our shareowners.

As of May 31, 2011, Amana Income and Amana Growth maintained strong performance rankings in their respective mutual fund categories. Amana Income Fund ranks #13 (out of 193 similar funds) in Lipper's Equity Income category for 5-year performance. Amana Growth Fund is #31 (out of 603 funds) in the Multi-Cap Core category for 5-year performance.

In addition, both funds received Morningstar's top "five star" ratings every month during the year. Please refer to the preceding page and following page for Amana's June 30 and May 31 longer-term performance data, respectively.

Failaka Advisors, the world leader in Islamic fund research, again recognized Amana Income and Amana Growth as outstanding performers. At Failaka's 6th Annual worldwide Islamic Fund Awards event held April 17, 2011, in Abu Dhabi, Amana Income was named the best global Islamic equity fund based on five-year performance. Amana Growth was named the best global Islamic equity fund for the one-year period. Failaka also noted that these two Amana Funds are now the largest public Islamic equity funds in the world.

Going Forward

The U.S. economy is having a rough go: unemployment is stuck at high levels, housing remains weak, and consumption is soft. Exports and high commodity demand have kept the economy from falling back into recession. Deeply indebted nations no longer can stimulate economies by printing money. Housing and construction, the engines that normally drive the economy up from recessions, are still slumping.

While stock prices have increased sharply since the market bottom in 2009, the strong balance sheets and earnings of American companies indicate excellent investment opportunities remain in equities. More than ever, we remain committed to our Islamic screens, which establish an effective set of investment principles. We will continue to invest in the solid companies we expect to successfully navigate beyond these trying times.

Amana Income Fund celebrates its 25th anniversary this year

(graphic omitted)

For the previous fiscal year ended in May 2010, Amana's assets grew 53%. For the fiscal year ended May 2011, assets grew another 35%. Higher assets help by spreading fixed expenses and lowering the effective advisory expense through the benefit of fee breakpoints. The result is a drop in the overall expense ratio of Amana Growth to 1.14% and Amana Income to 1.20% for the fiscal year.

We continue to enhance our ability to serve shareowners. This year Saturna Capital, adviser to the Amana Funds, launched an iPhone app to meet Amana shareowners' demand for ready information. Our new app features convenient access to daily fund prices as well as relevant market commentary. Well-informed investors make the best shareowners, and we are dedicated to ensuring you receive timely, useful information to help make sound decisions.

Amana Mutual Funds embody basic principles of Islamic finance: good governance, transparency, fairness, and risk-sharing. Saturna Capital staff work from offices in Bellingham, Chicago, Reno, and Kuala Lumpur, Malaysia to better serve you. Our board members reside in seven states or provinces across North America. For more information, please visit www.amanafunds.com or call 1-888/73-AMANA.

Respectfully,

(graphic omitted)

Nicholas Kaiser,
President & Portfolio Manager

(graphic omitted)

Talat Othman,
Independent Board Chairman

Performance Summary as of May 31, 2011: (unaudited)

As of May 31, 2011, the U.S. mutual fund rating service, Morningstar™, honored Amana by awarding both Amana Income and Amana Growth their highest rating: * * * * * Overall. The strong performance history of both Funds is also illustrated in their high "% Rank in category" standings. Here are the details¹:

Morningstar™ Ratings	Overall	10 years	5 years	3 years	1 year
Amana Income Fund — "Large Blend" category
Morningstar Rating™	* * * * *	* * * * *	* * * * *	* * * * *	n/a
% Rank in category	n/a	1	2	3	33
Funds in category	1,668	807	1,424	1,668	1,885
Amana Growth Fund — "Large Growth" category
Morningstar Rating™	* * * * *	* * * * *	* * * * *	* * * * *	n/a
% Rank in category	n/a	1	11	6	84
Funds in category	1,482	798	1,276	1,482	1,659

Amana also garnered high marks with Lipper Inc. (A Thomson Reuters Company)²:

Lipper Quintile Rankings	10 years	5 years	3 years	1 year
Amana Income Fund — "Equity Income" category
Quintile Rank	1st	1st	1st	3rd
Absolute Rank / Funds in category	1/96	13/193	35/240	156/271
Amana Growth Fund — "Multi-Cap Core" category
Quintile Rank	1st	1st	1st	5th
Absolute Rank / Funds in category	23/293	31/603	115/721	670/819

Performance data quoted above represents past performance and is no guarantee of future results.

The Amana Developing World Fund began operations September 28, 2009 report and is not yet rated or ranked by Morningstar or Lipper.

¹ Source: Morningstar May 31, 2011. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return™ measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a fund is derived from a weighted average of performance figures associated with its 3, 5, and 10 year (if applicable) Morningstar Rating™ metrics.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

² Source: Lipper Inc., a Thomson Reuters Company, May 31, 2011. Lipper Inc. is a nationally recognized organization that ranks performance of mutual funds within a universe of funds that have similar investment objectives. Quintile rankings are based on past performance with capital gains and dividends reinvested.

4   |   Annual Report   May 31, 2011

Discussion of Fund Performance

The performance of a mutual fund is determined by its investments as well as general market conditions. Islamic restrictions impact the types of investments available to the Amana Funds, as do the objectives of capital preservation and current income (Income Fund) or long-term capital growth (Growth Fund and Developing World Fund). Not that it matters much in today's low-yield markets, but the Funds do not receive interest on cash balances. Neither do the Funds invest in businesses that have material earnings from interest (such as financial institutions) or other prohibited activities. The avoidance of investments in financial service and high-debt companies significantly benefited the Funds during this long credit and banking crisis. Our investment results for the year were impacted by our conservative maintenance of higher than normal levels of cash. We seek companies with good environmental, social, and governance policies as they can provide solid long-term investor returns.

Amana Income Fund

For the year ended May 31, 2011, Amana Income Fund's total return was +25.97% (versus +13.80% the year before). Income dividends of 44¢ per share, an increase of 25%, were paid during the year. U.S. federal income taxes on these dividends are at the lowest levels in decades, a support for the stock market. Helped by new investors as well as market appreciation, Fund net assets grew 31% to $1.4 billion.

During the year, the markets appreciated steadily, but have turned frothy and dropped back from a peak in April 2011. The Income Fund only buys dividend-paying equity securities, primarily of larger and more established companies. The Fund reduced its traditional overweighting in the energy and mining industries as prices have peaked. Weightings in the defensive medical, food, and diversified operations industries increased. The U.S. spends increasing amounts of its GDP on medical services and, until a better system is devised, we favor the industry. We increased our positions in the chemicals and computer hardware industries, with companies such as Air Products & Chemicals and Intel. Telecommunications companies were reduced as global competition remains fierce.

Amana Growth Fund

For the year ended May 31, 2011, Amana Growth Fund's total return was +23.10% (vs. +19.79% the year before). While income is not an investment objective, the Fund paid a small (2¢ per share) income dividend. Drawn by the Fund's favorable long-term performance record, investors purchased $732 million in new shares, and despite paying out $494 million of redemptions, Fund net assets grew 38% to over $2.2 billion.

Amana Growth's portfolio is currently weighted towards technology. Medical companies, where R&D is a big part of the business, are our largest industry and performed reasonably well as medical expenditures continued to rise. Our second largest industry, computer hardware, performed well (especially Apple, but also IBM and Intel). Retailing dropped to our third largest industry (led by Coach and Amazon.com). Computer software performed strongly, led by Intuit, Adobe, and Oracle. Our position in Potash Corp. of Saskatchewan jumped 71% as world demand for fertilizer boomed. In electronics, positions in Agilent, Qualcomm, and Trimble Navigation all did well.

The outlook for the world economy remains uncertain as many countries try to work off the bad effects of years of excessive credit and borrowings. The U.S. banking system is consolidating, and not anxious to lend. Spikes in the price of oil and gold are really panics against the dollar. In a permanent shift, economic activity is moving from Western countries to opportunities in the developing world.

Amana Developing World Fund

The Amana Developing World Fund commenced investing on September 28, 2009, and just completed its first full fiscal year of operations. For the year ended May 31, 2011, the Fund returned +7.09% — substantially less than its volatile MSCI Emerging Markets Index benchmark return of +30.18%. For the year, Fund net assets grew 74% to over $15 million.

Following conservative Islamic investing principles in emerging markets is more difficult than in the developed world, as companies are generally newer and often more highly leveraged. Coupled with volatile prices in most emerging markets for 2011, we have held back on fully investing the Fund. In the future, we expect our conservative Fund to continue to outperform in falling markets while underperforming during boom periods.

In order of descending percentage of the Fund, our top emerging market allocations are Brazil, China, South Africa, Indonesia, Chile, India, and Malaysia. Shorter-term, China's growth is slowing, hampered by rising prices, government cooling efforts, and a falling stock market. The Brazilian and Indian markets underperformed their peers as governments sought to reduce economic overheating. Commodity-rich Chile did well. As is common with developing world investors, our largest industries are in the areas of infrastructure (telecommunications, utilities) and resource extraction (metal ores, energy).

Our largest holdings include KPJ Healthcare (Malaysia), LAN Airlines (Chile), and Dr. Reddy's (India). We have a few positions in first-world headquartered companies with more than 50% of their assets or revenues in developing countries, such as Mead Johnson Nutrition, Danone, and Colgate-Palmolive.

Annual Report   May 31, 2011   |   5

Amana Income Fund: Performance Summary (unaudited)

Average Annual Returns as of May 31, 2011

	10 years	5 years	1 year	Expense Ratio¹
Amana Income Fund	7.75%	7.57%	25.97%	1.26%
S&P 500 Index	2.64%	3.32%	25.95%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other operational costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2001, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in the Fund would have risen to $21,089 versus $12,974 in the S&P 500 Index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days.

¹ By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated September 3, 2010, and incorporates results for the fiscal year ended May 31, 2010. The ratio presented in this table differs from the expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top Ten Holdings		Industry Allocation
Issue	% of Fund Assets
Exxon Mobil	2.1%
Novartis ADR	2.1%
Illinois Tool Works	2.1%
PepsiCo	2.0%
Canadian National Railway	1.9%
Intel	1.9%
Rockwell Automation	1.9%
Eli Lilly	1.9%
Procter & Gamble	1.9%
Honeywell International	1.9%
Industry weightings are shown as a percentage of net assets.

6   |   Annual Report   May 31, 2011

Amana Income Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Aerospace
United Technologies	UTX	250,000	$14,326,611	$21,942,500	1.6%

Automotive
Genuine Parts	GPC	400,000	15,835,680	21,920,000	1.6%

Chemicals
Air Products & Chemicals	APD	250,000	16,422,819	23,772,500	1.7%
BASF ADS	BASFY	140,000	5,118,606	13,015,800	0.9%
E.I. du Pont de Nemours	DD	400,000	17,038,299	21,320,000	1.5%
Methanex	MEOH	300,000	5,849,587	9,573,000	0.7%
Praxair	PX	220,000	16,103,769	23,284,800	1.7%
RPM International	RPM	180,000	3,642,493	4,230,000	0.3%
			64,175,573	95,196,100	6.8%

Computer Hardware
Intel	INTC	1,200,000	21,854,225	27,012,000	1.9%
Microchip Technology	MCHP	600,000	17,526,721	23,718,000	1.7%
Taiwan Semiconductor ADS	TSM	1,500,000	16,043,323	20,490,000	1.5%
			55,424,269	71,220,000	5.1%

Computer Software
Microsoft	MSFT	1,000,000	24,161,315	25,010,000	1.8%

Cosmetics & Toiletries
Procter & Gamble	PG	400,000	23,489,880	26,800,000	1.9%

Diversified Operations
Carlisle Companies	CSL	550,000	16,981,666	26,730,000	1.9%
Honeywell International	HON	450,000	20,022,265	26,797,500	1.9%
Johnson Controls	JCI	600,000	17,273,567	23,760,000	1.7%
PPG Industries	PPG	175,000	10,930,093	15,522,500	1.1%
3M	MMM	200,000	13,704,248	18,876,000	1.4%
			78,911,839	111,686,000	8.0%

Energy
Arch Coal	ACI	650,000	10,358,926	19,428,500	1.4%
Cenovus Energy	CVE	400,000	10,078,223	14,836,000	1.1%
ConocoPhillips	COP	330,000	17,686,736	24,162,600	1.7%
EnCana	ECA	500,000	14,406,364	17,050,000	1.2%
Exxon Mobil	XOM	350,000	23,656,109	29,214,500	2.1%
Total ADS	TOT	375,000	20,975,782	21,596,250	1.5%
			97,162,140	126,287,850	9.0%

Financial
Dun & Bradstreet	DNB	200,000	15,599,260	16,042,000	1.1%

Food Production
General Mills	GIS	600,000	19,156,589	23,862,000	1.7%
J.M. Smucker	SJM	250,000	13,340,013	19,820,000	1.4%
Kellogg	K	400,000	19,891,738	22,796,000	1.6%

Continued on next page.

Annual Report   May 31, 2011   |   7

The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Food Production (continued)
McCormick & Co.	MKC	300,000	$14,110,805	$15,057,000	1.1%
PepsiCo	PEP	400,000	25,131,621	28,448,000	2.0%
Unilever ADS	UL	325,000	8,850,327	10,591,750	0.8%
			100,481,093	120,574,750	8.6%

Industrial Automation/Robotics
Rockwell Automation	ROK	325,000	15,208,967	27,010,750	1.9%

Instruments — Control
Parker Hannifin	PH	275,000	12,527,667	24,433,750	1.7%

Machinery
Emerson Electric	EMR	350,000	15,444,219	19,092,500	1.4%
W.W. Grainger	GWW	150,000	14,706,937	22,660,500	1.6%
			30,151,156	41,753,000	3.0%

Medical
Abbott Laboratories	ABT	350,000	17,540,979	18,287,500	1.3%
AstraZeneca ADS	AZN	450,000	20,147,811	23,580,000	1.7%
Becton, Dickinson & Co.	BDX	210,000	15,293,814	18,385,500	1.3%
Bristol-Myers Squibb	BMY	800,000	19,124,096	23,008,000	1.6%
Eli Lilly	LLY	700,000	26,962,537	26,936,000	1.9%
GlaxoSmithKline ADS	GSK	500,000	19,063,026	21,730,000	1.5%
Johnson & Johnson	JNJ	310,000	19,094,962	20,859,900	1.5%
Novartis ADR	NVS	450,000	22,518,080	29,034,000	2.1%
Pfizer	PFE	1,200,000	22,076,629	25,740,000	1.9%
			181,821,934	207,560,900	14.8%

Metal Ores
BHP Billiton ADS	BHP	200,000	8,500,672	19,084,000	1.3%
Freeport-McMoRan Copper & Gold Class B	FCX	400,000	13,486,801	20,656,000	1.5%
Rio Tinto ADS	RIO	200,000	5,942,999	14,024,000	1.0%
			27,930,472	53,764,000	3.8%

Paper & Paper Products
Kimberly-Clark	KMB	300,000	19,381,392	20,490,000	1.5%

Publishing
McGraw-Hill	MHP	550,000	17,960,012	23,358,500	1.7%
Pearson ADS	PSO	300,000	4,106,896	5,649,000	0.4%
			22,066,908	29,007,500	2.1%

Shoes & Related Apparel
Nike Class B	NKE	310,000	18,670,512	26,179,500	1.9%

Soap & Cleaning Preparants
Colgate-Palmolive	CL	300,000	21,167,901	26,259,000	1.9%

Steel
Nucor	NUE	200,000	9,270,293	8,468,000	0.6%
Tenaris ADR	TS	110,000	3,439,736	5,355,900	0.4%

Continued on next page.

8   |   Annual Report   May 31, 2011

The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Steel (continued)
United States Steel	X	250,000	$9,928,676	$11,527,500	0.8%
			22,638,705	25,351,400	1.8%

Telecommunications
Chunghwa Telecom ADR	CHT	552,654	12,673,535	18,071,786	1.3%
SK Telecom ADR	SKM	200,000	3,548,270	3,538,000	0.2%
Telus	TU	100,000	4,478,065	5,234,000	0.4%
Vodafone Group ADS	VOD	250,000	6,685,242	7,007,500	0.5%
			27,385,112	33,851,286	2.4%

Tools
Illinois Tool Works	ITW	500,000	23,226,178	28,660,000	2.1%
Regal-Beloit	RBC	100,000	4,068,804	6,900,000	0.5%
Stanley Black & Decker	SWK	100,000	6,793,209	7,388,000	0.5%
			34,088,191	42,948,000	3.1%

Transportation
Canadian National Railway	CNI	350,000	16,700,299	27,398,000	1.9%
Canadian Pacific Railway	CP	90,000	4,930,334	5,715,900	0.4%
United Parcel Service Class B	UPS	300,000	19,152,084	22,047,000	1.6%
			40,782,717	55,160,900	3.9%

Utilities
E. ON ADS	EONGY	300,000	11,860,343	8,526,000	0.6%
Energen	EGN	300,000	12,150,726	18,681,000	1.3%
Enersis ADS	ENI	200,000	4,040,000	4,340,000	0.3%
National Fuel Gas	NFG	130,000	5,585,953	9,365,200	0.7%
NextEra Energy	NEE	150,000	8,001,732	8,692,500	0.6%
Sempra Energy	SRE	40,000	1,451,126	2,206,800	0.2%
Telstra ADR	TLSYY	150,000	2,505,532	2,442,000	0.2%
			45,595,412	54,253,500	3.9%

Total investments			$1,008,984,706	1,304,702,686	93.2%
Other assets (net of liabilities)				95,293,836	6.8%
Total net assets				$1,399,996,522	100.0%
ADS: American Depositary Share ADR: American Depositary Receipt

Annual Report   May 31, 2011   |   9

The accompanying notes are an integral part of these financial statements.

Amana Income Fund

Statement of Assets and Liabilities
As of May 31, 2011

Assets
Investments in securities, at value (Cost $1,008,984,706)	$1,304,702,686
Cash	92,219,287
Dividends	4,774,991
Receivable for Fund shares sold	1,793,817
Insurance reserve premium	2,528
Total assets		1,403,493,309
Liabilities
Payable for Fund shares redeemed	1,587,081
Payable to affiliates	1,364,853
Distributions payable	507,944
Accrued expenses	36,909
Total liabilities		3,496,787
Net Assets		$1,399,996,522

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$1,116,910,447
Undistributed net investment income	477,306
Accumulated net realized loss	(13,109,211)
Unrealized net appreciation on investments	295,717,980
Net assets applicable to Fund shares outstanding		$1,399,996,522

Fund shares outstanding		41,288,169

Net asset value, offering, and redemption price per share		$33.91

Statement of Operations
Year ended May 31, 2011

Investment income
Dividends (net of foreign taxes of $1,192,170)	$32,391,146
Miscellaneous income	2,937
Gross investment income		32,394,083
Expenses
Investment adviser fees	10,597,102
Distribution fees	3,032,367
Shareowner servicing fees	585,117
Printing and postage	139,120
Custodian fees	59,031
Professional fees	53,544
Trustee fees	42,630
Filing and registration fees	42,514
Other expenses	33,620
Retirement plan custodial fees	26,024
Chief Compliance Officer expenses	16,529
Total gross expenses	14,627,598
Less custodian fees credits	(59,031)
Net expenses		14,568,567
Net investment income		$17,825,516

Net realized loss from investments and foreign currency		$(4,531,096)
Net increase in unrealized appreciation on investments		264,288,017
Net gain on investments		$259,756,921

Net increase in net assets resulting from operations		$277,582,437

10   |   Annual Report   May 31, 2011

The accompanying notes are an integral part of these financial statements.

Amana Income Fund

Statements of Changes in Net Assets	Year ended May 31, 2011	Year ended May 31, 2010
Increase (decrease) in net assets from operations:
From operations
Net investment income	$17,825,516	$12,862,196
Net realized gain (loss) on investments	(4,531,096)	2,016,366
Net increase in unrealized appreciation	264,288,017	84,671,605
Net increase in net assets	277,582,437	99,550,167
Distributions to shareholders from
Net investment income	(17,684,121)	(12,949,029)
Total distributions	(17,684,121)	(12,949,029)
Capital share transactions
Proceeds from sales of shares	374,079,765	564,259,240
Value of shares issued in reinvestment of dividends	16,831,244	12,487,411
Early redemption fees retained	146,255	141,664
Cost of shares redeemed	(318,813,044)	(287,047,497)
Net increase in net assets	72,244,220	289,840,818
Total increase in net assets	332,142,536	376,441,956

Net assets
Beginning of year	1,067,853,986	691,412,030
End of year	1,399,996,522	1,067,853,986

Undistributed net investment income	$477,306	$333,000

Shares of the Fund sold and redeemed
Number of shares sold	12,091,156	20,574,610
Number of shares issued in reinvestment of dividends	511,170	447,553
Number of shares redeemed	(10,462,605)	(10,357,568)
Net increase in number of shares outstanding	2,139,721	10,664,595

Financial Highlights	For year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2011	2010	2009	2008	2007
Net asset value at beginning of year	$27.28	$24.27	$31.49	$30.99	$25.46
Income from investment operations
Net investment income	0.44	0.35	0.34¹	0.22¹	0.26¹
Net gains (losses) on securities (both realized and unrealized)	6.63	3.01	(7.28)	0.89	5.87
Total from investment operations	7.07	3.36	(6.94)	1.11	6.13
Less distributions
Dividends (from net investment income)	(0.44)	(0.35)	(0.28)	(0.18)	(0.20)
Distributions (from capital gains)	-	-	(0.01)	(0.43)	(0.41)
Total distributions	(0.44)	(0.35)	(0.29)	(0.61)	(0.61)
Paid-in capital from early redemption fees	0.00²	0.00²	0.01	0.00²	0.01

Net asset value at end of year	$33.91	$27.28	$24.27	$31.49	$30.99

Total Return	25.97%	13.80%	(22.01)%	3.61%	24.31%

Ratios / supplemental data
Net assets ($000), end of year	$1,399,997	$1,067,854	$691,412	$493,916	$233,761
Ratio of expenses to average net assets
Before custodian fee credits	1.21%	1.26%	1.33%	1.33%	1.38%
After custodian fee credits	1.20%	1.25%	1.32%	1.32%	1.37%
Ratio of net investment income after custodian fee credits to average net assets	1.47%	1.33%	1.39%	0.71%	0.95%
Portfolio turnover rate	3%	5%	6%	2%	14%
¹ Calculated using average shares outstanding	² Amount is less than $0.01

Annual Report   May 31, 2011   |   11

The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Performance Summary (unaudited)

Average Annual Returns as of May 31, 2011

	10 Years	5 Years	1 Year	Expense Ratio¹
Amana Growth Fund	7.68%	7.09%	23.10%	1.21%
S&P 500 Index	2.64%	3.32%	25.95%	n/a
Russell 2000 Index	6.92%	4.71%	29.75%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other operational costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2001 to an identical amount invested in the S&P 500 Index and the Russell 2000 Index, broad-based stock market indices. The graph shows that an investment in the Fund would have risen to $20,953 versus $12,974 in the S&P 500 Index and $17,100 in the Russell 2000 Index. The Fund is replacing the Russell 2000 Index with the S&P 500 Index used in these comparisons to better reflect the makeup of its portfolio.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days.

¹ By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated September 3, 2010, and incorporates results for the fiscal year ended May 31, 2010. The ratio presented in this table differs from the expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The primary objective of the Growth Fund is long-term capital growth consistent with Islamic principles.

Top Ten Holdings		Industry Allocation
Issue	% of Fund Assets
Apple	3.1%
Coach	2.4%
Humana	2.4%
Intuit	2.2%
Qualcomm	2.1%
Potash Corp. of Saskatchewan	2.1%
Agilent Technologies	2.0%
PepsiCo	1.9%
International Business Machines	1.9%
Novartis ADR	1.9%
Industry weightings are shown as a percentage of net assets.

12   |   Annual Report   May 31, 2011

Amana Growth Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Aerospace
Crane	CR	300,000	$10,212,899	$14,757,000	0.7%

Automotive
Gentex	GNTX	450,000	7,740,569	13,207,500	0.6%
Genuine Parts	GPC	125,000	5,729,519	6,850,000	0.3%
			13,470,088	20,057,500	0.9%

Building
Fastenal	FAST	600,000	13,668,571	19,908,000	0.9%
Lowe's Companies	LOW	900,000	21,982,605	21,726,000	1.0%
			35,651,176	41,634,000	1.9%

Business Services
Convergys¹	CVG	730,000	11,075,321	9,329,400	0.4%
Gartner¹	IT	150,000	2,608,745	5,854,500	0.3%
			13,684,066	15,183,900	0.7%

Chemicals
Potash Corp. of Saskatchewan	POT	825,000	17,356,813	46,695,000	2.1%

Computer Hardware
Apple¹	AAPL	200,000	12,024,718	69,566,000	3.1%
Cree¹	CREE	650,000	19,048,088	28,528,500	1.3%
Hewlett-Packard	HPQ	850,000	33,257,698	31,773,000	1.4%
Intel	INTC	1,700,000	33,143,860	38,267,000	1.7%
International Business Machines	IBM	250,000	26,711,857	42,232,500	1.9%
SanDisk¹	SNDK	370,000	15,992,445	17,582,400	0.8%
Taiwan Semiconductor ADS	TSM	1,243,297	12,977,323	16,983,437	0.8%
Xilinx	XLNX	600,000	14,947,540	21,408,000	1.0%
			168,103,529	266,340,837	12.0%

Computer Networking
Cisco Systems	CSCO	2,000,000	39,273,610	33,600,000	1.5%

Computer Software
Adobe Systems¹	ADBE	1,100,000	33,620,363	38,093,000	1.7%
Infosys ADS	INFY	500,000	22,097,455	30,875,000	1.4%
Intuit¹	INTU	900,000	27,960,568	48,573,000	2.2%
Oracle	ORCL	1,200,000	24,929,690	41,064,000	1.9%
SAP ADS	SAP	400,000	21,696,374	24,868,000	1.1%
			130,304,450	183,473,000	8.3%

Cosmetics & Toiletries
Estee Lauder	EL	229,297	16,624,230	23,505,236	1.1%

Diversified Operations
Corning	GLW	300,000	5,811,860	6,045,000	0.3%

Electronics
Agilent Technologies¹	A	900,000	22,797,417	44,883,000	2.0%
ASML Holding	ASML	400,000	15,682,460	15,604,000	0.7%

Continued on next page.

Annual Report   May 31, 2011   |   13

The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Electronics (continued)
EMCOR Group¹	EME	700,000	$14,885,660	$21,259,000	1.0%
Qualcomm	QCOM	800,000	30,482,851	46,872,000	2.1%
Trimble Navigation¹	TRMB	800,000	18,062,314	34,952,000	1.6%
			101,910,702	163,570,000	7.4%

Energy
Cenovus Energy	CVE	600,000	15,281,153	22,254,000	1.0%
Consol Energy	CNX	650,000	25,152,585	33,325,500	1.5%
EnCana	ECA	400,000	9,640,384	13,640,000	0.6%
Noble	NE	750,000	26,064,860	31,402,500	1.4%
Suncor Energy	SU	700,000	25,488,281	29,330,000	1.3%
			101,627,263	129,952,000	5.8%

Food Production
Danone ADS	DANOY	410,674	6,533,458	6,061,548	0.3%
Hansen Natural¹	HANS	500,000	17,532,666	35,825,000	1.6%
PepsiCo	PEP	600,000	36,524,584	42,672,000	1.9%
			60,590,708	84,558,548	3.8%

Internet Content
Akamai Technologies¹	AKAM	1,000,000	21,444,890	33,935,000	1.5%

Medical
Amgen¹	AMGN	600,000	33,635,381	36,324,000	1.6%
Dentsply International	XRAY	600,000	18,624,875	23,544,000	1.1%
Eli Lilly	LLY	650,000	23,224,550	25,012,000	1.1%
Express Scripts¹	ESRX	500,000	14,750,032	29,780,000	1.4%
Humana¹	HUM	650,000	24,303,411	52,344,500	2.4%
Johnson & Johnson	JNJ	600,000	36,611,701	40,374,000	1.8%
Novartis ADR	NVS	650,000	30,201,783	41,938,000	1.9%
Novo Nordisk ADS	NVO	200,439	7,665,243	25,257,318	1.1%
Stryker	SYK	300,000	15,657,168	18,720,000	0.9%
VCA Antech¹	WOOF	550,000	16,450,532	13,447,500	0.6%
Zimmer Holdings¹	ZMH	225,000	14,203,045	15,246,000	0.7%
			235,327,721	321,987,318	14.6%

Metal Ores
Anglo American ADR	AAUKY	1,300,000	17,909,723	32,409,000	1.5%
Rio Tinto ADS	RIO	132,000	5,627,595	9,255,840	0.4%
Teck Resources	TCK	600,000	23,942,850	31,542,000	1.4%
			47,480,168	73,206,840	3.3%

Office Equipment
Canon ADS	CAJ	600,000	25,251,687	28,788,000	1.3%
Staples	SPLS	400,000	9,422,170	6,728,000	0.3%
			34,673,857	35,516,000	1.6%

Publishing
John Wiley & Sons Class A	JW/A	100,000	3,474,490	5,300,000	0.3%

Continued on next page.

14   |   Annual Report   May 31, 2011

The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Publishing (continued)
McGraw-Hill	MHP	320,000	$14,146,827	$13,590,400	0.6%
			17,621,317	18,890,400	0.9%

Retail
Amazon.com¹	AMZN	200,000	16,562,781	39,338,000	1.8%
American Eagle Outfitters	AEO	858,043	12,172,089	11,377,650	0.5%
Bed Bath & Beyond¹	BBBY	250,000	9,734,534	13,472,500	0.6%
Best Buy	BBY	800,000	33,456,947	25,408,000	1.2%
Coach	COH	850,000	27,371,901	54,111,000	2.4%
Google¹	GOOG	55,000	21,861,212	29,096,100	1.3%
PetSmart	PETM	600,000	14,279,974	27,180,000	1.2%
TJX Companies	TJX	600,000	25,691,300	31,812,000	1.4%
Urban Outfitters¹	URBN	337,747	12,444,742	10,287,774	0.5%
			173,575,480	242,083,024	10.9%

Soap & Cleaning Preparants
Church & Dwight	CHD	300,000	21,472,365	25,230,000	1.1%
Clorox	CLX	375,000	21,791,092	26,430,000	1.2%
			43,263,457	51,660,000	2.3%

Telecommunications
America Movil ADS	AMX	550,000	22,023,320	28,985,000	1.3%
China Mobile ADS	CHL	500,000	24,224,945	22,885,000	1.0%
Harris	HRS	700,000	25,887,425	34,608,000	1.6%
Rogers Communications	RCI	200,000	7,766,973	7,648,000	0.4%
Turkcell Iletisim Hizmetleri ADR¹	TKC	200,000	2,556,280	2,814,000	0.1%
			82,458,943	96,940,000	4.4%

Tools
Lincoln Electric Holdings	LECO	250,000	13,126,984	18,662,500	0.9%
Regal-Beloit	RBC	200,000	10,514,598	13,800,000	0.6%
			23,641,582	32,462,500	1.5%

Toys/Games
JAKKS Pacific¹	JAKK	200,000	2,559,408	3,966,000	0.2%

Transportation
Canadian Pacific Railway	CP	175,000	10,657,416	11,114,250	0.5%
LAN Airlines ADS	LFL	600,000	7,940,338	17,232,000	0.8%
Norfolk Southern	NSC	500,000	26,797,903	36,655,000	1.7%
United Parcel Service Class B	UPS	400,000	26,417,293	29,396,000	1.3%
			71,812,950	94,397,250	4.3%

Total investments			$1,468,481,167	2,034,416,353	92.0%
Other assets (net of liabilities)				175,852,011	8.0%
Total net assets				$2,210,268,364	100.0%
¹ Non-income producing security ADS: American Depositary Share ADR: American Depositary Receipt

Annual Report   May 31, 2011   |   15

The accompanying notes are an integral part of these financial statements.

Amana Growth Fund

Statement of Assets and Liabilities
As of May 31, 2011

Assets
Investments in securities, at value (Cost $1,468,481,167)	$2,034,416,353
Cash	174,718,431
Dividends	3,412,789
Receivable for Fund shares sold	2,178,745
Total assets		2,214,726,318
Liabilities
Payable for Fund shares redeemed	2,341,988
Payable to affiliates	2,028,571
Accrued expenses	47,538
Distributions payable	39,857
Total liabilities		4,457,954
Net assets		$2,210,268,364

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$1,662,235,664
Undistributed net investment income	15,788
Accumulated net realized loss	(17,918,274)
Unrealized net appreciation on investments and foreign currency	565,935,186
Net assets applicable to Fund shares outstanding		$2,210,268,364

Fund shares outstanding		84,791,683

Net asset value, offering, and redemption price per share		$26.07

Statement of Operations
Year ended May 31, 2011

Investment income
Dividends (net of foreign taxes of $1,119,666)	$22,523,052
Miscellaneous income	1,817
Gross investment income		22,524,869
Expenses
Investment adviser fees	15,138,061
Distribution fees	4,668,485
Shareowner servicing fees	933,344
Printing and postage	200,925
Custodian fees	89,770
Professional fees	69,262
Trustee fees	65,685
Filing and registration fees	50,602
Retirement plan custodial fees	35,655
Other expenses	34,420
Chief Compliance Officer expenses	30,544
Total gross expenses	21,316,753
Less custodian fees credits	(89,770)
Net expenses		21,226,983
Net investment income		$1,297,886

Net realized loss from investments and foreign currency		$(4,811,788)
Net increase in unrealized appreciation on investments and foreign currency		379,893,332
Net gain on investments		$375,081,544

Net increase in net assets resulting from operations		$376,379,430

16   |   Annual Report   May 31, 2011

The accompanying notes are an integral part of these financial statements.

Amana Growth Fund

Statements of Changes in Net Assets	Year ended May 31, 2011	Year ended May 31, 2010
Increase (decrease) in net assets from operations:
From operations
Net investment income (loss)	$1,297,886	$(725,264)
Net realized gain (loss) on investments	(4,811,788)	2,323,364
Net increase in unrealized appreciation	379,893,332	226,960,920
Net increase in net assets	376,379,430	228,559,020
Distributions to shareholders from
Net investment income	(1,286,896)	-
Total distributions	(1,286,896)	-
Capital share transactions
Proceeds from sales of shares	732,043,119	787,521,344
Value of shares issued in reinvestment of dividends	1,225,870	-
Early redemption fees retained	280,638	268,330
Cost of shares redeemed	(494,860,324)	(466,742,858)
Net increase in net assets	238,689,303	321,046,816
Total increase in net assets	613,781,837	549,605,836

Net assets
Beginning of year	1,596,486,527	1,046,880,691
End of year	2,210,268,364	1,596,486,527

Undistributed net investment income	$15,788	$-

Shares of the Fund sold and redeemed
Number of shares sold	30,361,617	39,115,439
Number of shares issued in reinvestment of dividends	47,898	-
Number of shares redeemed	(20,948,656)	(22,956,459)
Net increase in number of shares outstanding	9,460,859	16,158,980

Financial Highlights	For year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2011	2010	2009	2008	2007
Net asset value at beginning of year	$21.19	$17.69	$23.26	$22.80	$18.76
Income from investment operations
Net investment income (loss)	0.02	(0.01)	(0.02)	(0.09)	(0.09)¹
Net gains (losses) on securities (both realized and unrealized)	4.88	3.51	(5.48)	0.75	4.13
Total from investment operations	4.90	3.50	(5.50)	0.66	4.04
Less distributions
Dividends (from net investment income)	(0.02)	-	-	-	-
Distributions (from capital gains)	-	-	(0.07)	(0.20)	-
Total distributions	(0.02)	-	(0.07)	(0.20)	-
Paid-in capital from early redemption fees	0.00²	0.00²	0.00²	0.00²	0.00²

Net asset value at end of year	$26.07	$21.19	$17.69	$23.26	$22.80

Total return	23.10%	19.79%	(23.63)%	2.91%	21.54%

Ratios / supplemental data
Net assets ($000), end of year	$2,210,268	$1,596,487	$1,046,881	$758,498	$514,247
Ratio of expenses to average net assets
Before custodian fee credits	1.14%	1.21%	1.31%	1.31%	1.36%
After custodian fee credits	1.14%	1.20%	1.30%	1.29%	1.36%
Ratio of net investment income (loss) after custodian fee credits to average net assets	0.07%	(0.05)%	(0.16)%	(0.39)%	(0.43)%
Portfolio turnover rate	5%	5%	6%	7%	9%
¹Calculated using average shares outstanding	²Amount is less than $0.01

Annual Report   May 31, 2011   |   17

The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Performance Summary (unaudited)

Average Annual Returns as of May 31, 2011

	10 Years	5 Years	1 Year	Expense Ratio¹
Amana Developing World Fund	n/a	n/a	7.09%	1.59%
MSCI Emerging Markets Index	13.45%	11.81%	30.18%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other operational costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on September 28, 2009 to an identical amount invested in the MSCI Emerging Markets Index, a broad-based international equity index. The graph shows that an investment in the Fund would have risen to $10,880 versus $12,825 in the Index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days.

¹ By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated September 3, 2010, and incorporates results for the fiscal year ended May 31, 2010. The ratio presented in this table differs from the expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The primary objective of the Developing World Fund is long-term capital growth consistent with Islamic principles.

Top Ten Holdings		Industry Allocation
Issue	% of Fund Assets
KPJ Healthcare	2.0%
LAN Airlines ADS	2.0%
Mead Johnson Nutrition- A	1.9%
Dr. Reddy's Laboratories ADR	1.8%
Millicom International Cellular	1.8%
MercadoLibre	1.8%
IOI	1.8%
Colgate-Palmolive	1.8%
MRV Engenharia e Participacoes	1.8%
Baidu.com ADR	1.7%
Industry weightings are shown as a percentage of net assets.

18   |   Annual Report   May 31, 2011

Amana Developing World Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets
Agricultural Operations
IOI	IOI MK	160,000	$281,419	$281,725	Malaysia	1.8%

Automotive
Ford Otomotiv Sanayi	FROTO TI	30,000	273,576	257,876	Turkey	1.6%

Banks — Islamic
Asya Katilim Bankasi	ASYAB TI	100,000	209,046	165,566	Turkey	1.0%

Building
PT Semen Gresik	SMGR IJ	200,000	176,538	227,322	Indonesia	1.4%

Business Services
Genpact Limited²	G	8,000	112,679	128,160	India³	0.8%

Computer Hardware
Western Digital²	WDC	3,000	108,307	109,950	Thailand³	0.7%

Computer Software
Infosys ADS	INFY	4,000	238,040	247,000	India	1.5%

Energy
China Petroleum and Chemical ADR	SNP	800	69,678	79,880	China	0.5%
Pacific Rubiales	PRE CN	8,000	241,327	223,275	Colombia³	1.4%
Petroleo Brasileiro ADR	PBR	4,000	158,466	138,520	Brazil	0.9%
Sasol ADS	SSL	5,000	249,182	268,100	South Africa	1.7%
			718,653	709,775		4.5%

Fertilizers
Quimica y Minera Chile ADS	SQM	4,000	217,358	250,280	Chile	1.6%

Food Items Wholesale
Mead Johnson Nutrition- A	MJN	4,500	259,886	305,055	Global[4]	1.9%

Food Production
Danone ADS	DANOY	18,000	224,470	265,680	France	1.7%

Housing
MRV Engenharia e Participacoes	MRVE3 BZ	30,000	248,230	278,942	Brazil	1.8%

Internet Content
Baidu.com ADR²	BIDU	2,000	110,606	271,420	China³	1.7%

Machinery
Nidec ADR	NJ	4,692	97,921	105,288	China³	0.7%

Medical
Dr. Reddy's Laboratories ADR	RDY	8,000	223,969	290,080	India	1.8%
Kalbe Farma PT	KLBF IJ	300,000	116,793	125,723	Indonesia	0.8%
KPJ Healthcare	KPJ MK	220,000	270,185	317,197	Malaysia	2.0%
Mindray Medical International	MR	4,000	127,383	116,200	China³	0.7%
Richter Gedeon	RICHT HB	1,000	199,260	197,102	Hungary	1.3%
			937,590	1,046,302		6.6%

Continued on next page.

Annual Report   May 31, 2011   |   19

The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets
Metal Ores
Alamos Gold	AGI CN	10,000	$148,262	$150,384	Mexico³	0.9%
Anglo American ADR	AAUKY	10,500	226,120	261,765	South Africa³	1.7%
Freeport-McMoRan Copper & Gold	FCX	4,000	221,385	206,560	Indonesia³	1.3%
Impala Platinum ADS	IMPUY	4,000	111,415	110,600	South Africa	0.7%
Southern Copper	SCCO	4,000	150,279	138,240	Peru³	0.9%
Sterlite Industries ADR	SLT	2,000	31,380	31,100	India	0.2%
Tenaris ADR	TS	4,500	186,005	219,105	Argentina³	1.4%
Vale ADR	VALE	7,500	223,358	241,950	Brazil	1.5%
			1,298,204	1,359,704		8.6%

Retail
MercadoLibre	MELI	3,200	193,362	281,984	Brazil³	1.8%

Soap & Cleaning Preparants
Colgate-Palmolive	CL	3,200	253,275	280,096	Global[4]	1.8%

Telecommunications
America Movil ADS	AMX	4,000	204,025	210,800	Mexico	1.3%
China Mobile ADS	CHL	5,000	245,123	228,850	China³	1.5%
Millicom International Cellular	MIC SS	2,500	220,520	285,500	Global[4]	1.8%
MTN Group	MTN SJ	10,000	162,254	212,476	South Africa	1.3%
Telecomunicacoes de Sao Paulo ADR	VIV	8,000	209,602	233,920	Brazil	1.5%
Telekomunikasi Indonesia ADS	TLK	7,000	241,738	251,860	Indonesia	1.6%
			1,283,262	1,423,406		9.0%

Textiles
VF Corp	VFC	2,000	197,660	199,340	Global[4]	1.2%

Transportation
Companhia de Concessoes Rodoviarias	CCRO3 BZ	8,000	192,106	244,297	Brazil	1.6%
LAN Airlines ADS	LFL	11,000	198,609	315,920	Chile	2.0%
			390,715	560,217		3.6%

Travel & Tourism
Ctrip.com International²	CTRP	2,200	108,957	99,000	China³	0.6%

Utilities
Companhia Paranaense de Energia-Copel	ELP	5,000	90,684	132,750	Brazil	0.8%
Enersis ADS	ENI	10,000	215,250	217,000	Chile	1.4%
			305,934	349,750		2.2%

Total investments			$8,245,688	9,203,838		58.1%
Other assets (net of liabilities)				6,634,695		41.9%
Total assets				$15,838,533		100%
¹ Country of domicile unless otherwise indicated
² Non-income producing security
³ Denotes country or region of primary exposure
[4] Denotes a worldwide presence, comprising an entity with exposure to many regions and countries.

ADS: American Depositary Share
ADR: American Depositary Receipt

20  |   Annual Report   May 31, 2011

The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund

Statement of Assets and Liabilities
As of May 31, 2011

Assets
Investments in securities, at value (Cost $8,245,688)	$9,203,838
Cash	6,625,219
Receivable for Fund shares sold	35,613
Dividends	21,289
Total assets		15,885,959
Liabilities
Payable for Fund shares redeemed	25,434
Payable to affiliates	18,481
Accrued expenses	3,511
Total liabilities		47,426
Net assets		$15,838,533

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$14,992,807
Accumulated net realized loss	(112,555)
Unrealized net appreciation on investments	958,281
Net assets applicable to Fund shares outstanding		$15,838,533

Fund shares outstanding		1,456,057

Net asset value, offering, and redemption price per share		$10.88

Statement of Operations
Year ended May 31, 2011

Investment income
Dividends (net of foreign taxes of $16,199)	$123,087
Miscellaneous income	24
Gross investment income		123,111
Expenses
Investment adviser fees	120,935
Distribution fees	31,825
Filing and registration fees	18,868
Shareowner servicing fees	17,554
Printing and postage	4,719
Professional fees	4,529
Retirement plan custodial fees	4,323
Custodian fees	1,378
Other expenses	450
Trustee fees	435
Chief Compliance Officer expenses	300
Total gross expenses	205,316
Less custodian fees credits	(1,378)
Net expenses		203,938
Net investment loss		$(80,827)

Net realized loss from investments and foreign currency		$(110,812)
Net increase in unrealized appreciation on investments and foreign currency		965,037
Net gain on investments		$854,225

Net increase in net assets resulting from operations		$773,398

Countries	(unaudited)
% of Assets
Argentina	1.4%
Brazil	9.9%
Chile	5.0%
China	5.7%
Colombia	1.4%
France	1.7%
Global	5.5%
Hungary	1.3%
India	4.3%
Indonesia	5.1%
Malaysia	3.8%
Mexico	2.2%
Peru	0.9%
South Africa	5.4%
Thailand	0.7%
Turkey	2.6%
United States	1.2%
Cash and equivalents	41.9%

Annual Report   May 31, 2011   |   21

The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund

Statements of Changes in Net Assets	Year ended May 31, 2011	Period ended May 31, 2010
Increase (decrease) in net assets from operations:
From operations
Net investment loss	$(80,827)	$(43,989)
Net realized loss on investments	(110,812)	(936)
Net increase (decrease) in unrealized appreciation	965,037	(6,756)
Net increase (decrease) in net assets	773,398	(51,681)
Capital share transactions
Proceeds from sales of shares	8,924,610	9,480,214
Value of shares issued in reinvestment of dividends	-	-
Early redemption fees retained	2,611	1,281
Cost of shares redeemed	(2,957,735)	(334,165)
Net increase in net assets	5,969,486	9,147,330
Total increase in net assets	6,742,884	9,095,649

Net assets
Beginning of year	9,095,649	-
End of year	$15,838,533	$9,095,649

Shares of the Fund sold and redeemed
Number of shares sold	836,970	927,806
Number of shares issued in reinvestment of dividends	-	-
Number of shares redeemed	(276,108)	(32,611)
Net increase in number of shares outstanding	560,862	895,195

Financial Highlights	Year ended May 31,	Period ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2011	2010
Net asset value at beginning of year	$10.16	$10.00
Income from investment operations
Net investment loss	(0.06)	(0.05)
Net gains on securities (both realized and unrealized)	0.78	0.21
Total from investment operations	0.72	0.16
Paid-in capital from early redemption fees	0.00¹	0.00¹

Net asset value at end of year	$10.88	$10.16

Total return	7.09%	1.60%

Ratios / supplemental data
Net assets ($000), end of year	$15,839	$9,096
Ratio of expenses to average net assets
Before custodian fee credits	1.61%	1.59%²
After custodian fee credits	1.60%	1.58%²
Ratio of net investment income (loss) after custodian fee credits to average net assets	(0.63)%	(1.14)%²
Portfolio turnover rate	2%	5%
¹Amount is less than $0.01	²Since inception date 9/28/09, annualized

22  |   Annual Report   May 31, 2011

The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

Note 1 — Organization

Amana Mutual Funds Trust (the "Trust") was established under Indiana law as a Business Trust on July 26, 1984. The Trust is registered as a no-load, open-end, diversified series management investment company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Three portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The investment objectives of the Income Fund are current income and preservation of capital. The Growth Fund began operations on February 3, 1994. The investment objective of the Growth Fund is long-term capital growth. The Developing World Fund began operations on September 28, 2009. The investment objective of the Developing World Fund is long-term capital growth.

Note 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-U.S. securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the NYSE is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Funds are intended for long-term investment and do not permit rapid trading of their shares. To discourage speculation, shares held less than ninety calendar days, including those held in omnibus accounts at intermediaries, may be assessed a 2% early redemption fee (payable to the Fund) when redeemed. These fees are deducted from the redemption proceeds otherwise payable to the shareowner and retained by the Funds as paid-in capital and included in the daily NAV calculation. The Funds cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:
The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest

Annual Report   May 31, 2011   |   23

Notes To Financial Statements (continued)

Share Valuation Inputs as of May 31, 2011
Funds	Total	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Income Fund
Common Stocks	$1,304,702,686	$1,304,702,686	$-	$-
Total Assets	$1,304,702,686	$1,304,702,686	$-	$-

Growth Fund
Common Stocks	$2,034,416,353	$2,034,416,353	$-	$-
Total Assets	$2,034,416,353	$2,034,416,353	$-	$-

Developing World Fund
Common Stocks	$9,203,838	$6,521,953	$2,681,885	$-
Total Assets	$9,203,838	$6,521,953	$2,681,885	$-
During the year ended May 31, 2011, no Fund had transfers between Level 1 and Level 2.

level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table above is a summary of the inputs used as of May 31, 2011, in valuing the Funds' investments carried at value.

New accounting pronouncement:
In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than a net basis as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds' financial statement disclosures.

In May 2011, FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements" in GAAP and the International Financial Reporting Standards ("IFRSs"). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds' financial statements.

Derivative instruments and hedging activities:
The Funds have adopted the financial reporting rules and regulations that require enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During the year ended May 31, 2011, the Funds did not hold any derivative instruments.

Investment concentration:
The fundamental policies of the Funds prohibit earning interest, in accordance with Islamic principles. Consequently, cash is held in non-interest-bearing deposits with the Funds' custodian or other banks. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk, requiring disclosure regardless of the degree of risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008 — 2010), or expected to be taken in the Funds' 2011 tax returns. The Funds identify their major tax jurisdiction as U.S. federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. These reclassifications were due to over-distribution and a net investment loss.

Reclassified Components	Income Fund	Growth Fund	Developing World Fund
Undistributed net income	$2,911	$4,798	$80,827
Accumulated gains (losses)	$(2,911)	$(4,798)	$1,680
Paid in capital	$-	$-	$(82,507)

24  |   Annual Report   May 31, 2011

Notes To Financial Statements (continued)

Distributions to shareowners:
Dividends from equity securities and distributions to shareowners, which are determined in accordance with income tax regulations, are recorded as income on the ex-dividend date. Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

Dividends and distributions are payable at the end of December and May. As a result of its investment strategy, the Growth Fund does not expect to pay income dividends. Dividends are paid in shares of the Funds, at the net asset value on payable date. Shareowners may elect to take dividends in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Other:
The Funds record security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

Note 3 — Transactions with Affiliated Persons

Under a contract approved annually by Amana's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services and facilities required to conduct Trust business. For such services, each Fund pays an advisory fee of 0.95% on the first $500 million of a fund's average daily net assets, 0.85% on the next $500 million, 0.75% on the next $500 million, and 0.65% on assets over $1.5 billion. For the year ended May 31, 2011, the Income Fund, Growth Fund, and Developing World Fund paid advisory fee expenses of $10,597,102; $15,138,061; and $120,935; respectively. Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

Saturna Capital also acts as transfer agent for the Trust, for which it was paid $585,117; $933,344; and $17,554 for the Income, Growth, and Developing World Funds, respectively, for the year ended May 31, 2011.

Saturna Brokerage Services, Inc. ("SBS"), a subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor for the Funds. The Trust has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to 0.25% of the average net assets of the Funds. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the year ended May 31, 2011, Income Fund, Growth Fund and Developing World Fund paid $3,032,367; $4,668,485; and $31,825 respectively, to SBS.

For the year ended May 31, 2011, Saturna Capital spent $3,489,250 from additional resources of its own, and not as an expense of the Funds, to compensate broker-dealers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered "revenue sharing." Any such payments will not change the net asset value or the price of a Fund's shares.

SBS is the primary broker used to effect portfolio transactions for the Trust and currently executes portfolio transactions for the Trust for free (no commissions). Should any change occur in this policy, shareowners would be notified. Transactions effected through other brokers may be subject to a commission payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as a retirement plan custodian for Fund shareowners. For the year ended May 31, 2011, the Income Fund, Growth Fund, and Developing World Fund incurred retirement plan custodial fees of $26,024; $35,655; and $4,323; respectively.

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. Also a director and the chairman of Saturna Capital, he is not compensated by the Trust. For the year ended May 31, 2011, the Trust incurred $108,750 in Independent Trustee compensation.

The officers are paid by Saturna Capital, and not the Trust, except for Mr. James D. Winship, who is partially compensated by the Trust. Regulations require the Trust to designate a Chief Compliance Officer; Mr. Winship was retained by the Trust for the year ended May 31, 2011. For this year, the Income Fund, Growth Fund, and Developing World Fund incurred $16,529; $30,544; and $300; respectively, of expenses for the Chief Compliance Officer.

On May 31, 2011, the trustees, officers, and their affiliates as a group owned 0.21% of the Income Fund's, 0.11% of the Growth Fund's, and 8.10% of the Developing World Fund's outstanding shares.

Note 4 — Distributions to Shareowners

The tax characteristics of distributions paid for the fiscal years ended May 31, 2011, and 2010, were as follows (note: short-term capital gains are considered ordinary income for federal tax purposes):

Income Fund	2011	2010
Ordinary income	$17,684,121	$12,949,029
	$17,684,121	$12,949,029

Growth Fund	2011	2010
Ordinary income	$1,286,896	$-
	$1,286,896	$-

Developing World Fund	2011	Period ended May 31, 2010
Ordinary income	$-	$-
	$-	$-

Annual Report   May 31, 2011   |   25

Notes To Financial Statements (continued)

Note 5 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2011, was as follows:

	Income Fund	Growth Fund	Developing World Fund
Cost of investments	$1,008,984,706	$1,468,481,167	$8,245,688
Gross unrealized appreciation	$314,979,915	$615,115,657	$1,184,614
Gross unrealized depreciation	$19,261,935	$49,180,471	$226,464
Net unrealized appreciation (depreciation)	$295,717,980	$565,935,186	$958,150

As of May 31, 2011, the components of distributable earnings on a tax basis were as follows:

Income Fund
Undistributed ordinary income	$477,306
Tax accumulated earnings	$477,306
Accumulated capital losses	$(13,109,211)
Unrealized appreciation	$295,717,980
Total accumulated earnings	$283,086,075

Growth Fund
Undistributed ordinary income	$15,788
Tax accumulated earnings	$15,788
Accumulated capital losses	$(17,918,274)
Unrealized appreciation	$565,935,186
Total accumulated earnings	$548,032,700

Developing World Fund
Accumulated capital and other losses	$(112,555)
Unrealized appreciation	$958,150
Other unrealized gains	$131
Total accumulated earnings	$845,726

At May 31, 2011 the Funds had the following capital loss carryforwards, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Income Fund	Growth Fund	Developing World Fund
Capital loss carryforwards expiring 2017	$374,968	$5,052,143	$ -
Capital loss carryforwards expiring 2018	$8,178,000	$8,049,545	$ -
Capital loss carryforwards expiring 2019	$4,556,243	$4,816,586	$19,458
Post-October loss deferral¹	$ -	$ -	$93,097
¹ Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a fund's next taxable year.

Note 6 — Investments

During the year ended May 31, 2011, the Funds purchased and sold the following amounts of securities.

	Purchases	Sales
Income Fund	$133,017,484	$31,530,995
Growth Fund	$271,800,729	$77,333,246
Developing World Fund	$5,603,855	$109,699

Note 7 — Custodian

Under agreements in place with the Trust's custodian, BNY Mellon, custody fees are reduced by credits for cash balances. For the year ended May 31, 2011, such reductions amounted to $59,031 for the Income Fund; $89,770 for the Growth Fund; and $1,378 for the Developing World Fund.

Note 8 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

26  |   Annual Report   May 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Amana Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities of Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, each a series of Amana Mutual Funds Trust (the "Trust"), including the schedules of investments, as of May 31, 2011, and for the Amana Income Fund and Amana Growth Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended; and for the Amana Developing World Fund, the related statement of operations for the year ended May 31, 2011, the statements of changes in net assets and the financial highlights for the period September 28, 2009 (commencement of operations) to May 31, 2010 and for the year ended May 31, 2011. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, as of May 31, 2011, the results of their operations, the changes in their net assets, and their financial highlights, for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
July 21, 2011

(graphic omitted)
Tait, Weller & Baker LLP

Annual Report   May 31, 2011   |   27

Expenses (unaudited)

All mutual funds have operating expenses. As an Amana Mutual Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. All mutual funds (unlike some other financial investments) only report their results after deduction of operating expenses.

With the Amana Funds, unlike many mutual funds, you do not incur sales charges (loads) on investments, reinvested dividends, or other distributions. You do not incur redemption fees, exchange fees, or fees related to Saturna Individual Retirement Accounts. However, to discourage speculation, you may incur a 2% redemption fee for shares held less than 90 calendar days. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the semi-annual period and held for six months (December 1, 2010, to May 31, 2011).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds also charge the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per domestic bank wire, $35 per international bank wire, or overnight courier delivery charges.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no fees on Saturna Capital IRAs, ESAs, or HSAs with the Amana Funds), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not have any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2010]	Ending Account Value [May 31, 2011]	Expenses Paid During Period¹	Annualized Expense Ratio
Income Fund
Actual	$1,000.00	$1,136.80	$6.39	1.20%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%

Growth Fund
Actual	$1,000.00	$1,103.90	$5.87	1.12%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.35	$5.64	1.12%

Developing World Fund
Actual	$1,000.00	$1,014.90	$8.24	1.64%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.75	$8.25	1.64%

¹ Expenses are equal to annualized expense ratios indicated above (based on the most recent semi-annual period of December 1, 2010, through May 31, 2011), multiplied by the average account value over the period, and multiplied by 182/365 to reflect the semi-annual period.

28  |   Annual Report   May 31, 2011

Trustees and Officers

Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
INDEPENDENT TRUSTEES
(graphic omitted)	Talat M. Othman (75) 1300 North Shore Dr. Suite 7D Chicago, IL 60610	Chairman, Trustee (since 2001); Three	Chairman, CEO, Grove Financial, Inc. (financial services)	None
(graphic omitted)	Iqbal Unus, PhD (67) 500 Grove Street Herndon, VA 22070	Trustee (since 1986); Three	Director, The Fairfax Institute; previously Dean of Students/Registrar, School of Islamic and Social Sciences	None
(graphic omitted)	Abdul Wahab (63) 11000 Wright Road Lynwood, CA 90262	Trustee (since 2005); Three	President, Wasatch Company (manufacturer and international distributor of textile products)	None
(graphic omitted)	Abid Malik (53) 2317 NW Fawn Dr. Blue Springs, MO 98225	Trustee (since 2006); Three	CEO, eBanyan, Inc. (eCommerce software development); previously CFO and director of a circuit board manufacturer	None
(graphic omitted)	Miles K. Davis, PhD (51) 40478 Tim Tam Ct. Leesburg, VA 20176	Trustee (since 2008); Three	Associate Professor of Management/Director of the Institute for Entrepreneurship, Shenandoah University	None
(graphic omitted)	Herbert G. Grubel, PhD (77) 125 West Second St. Apt. 1202 North Vancouver, BC Canada V7M 1C5	Trustee (since 2008); Nine	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	Saturna Investment Trust
(graphic omitted)	Salim Manzar (62) 29 Monterey Dr. Princeton Junction, NJ 08550	Trustee (since 2008); Three	Executive Director and CEO, Princeton Advisory Group, LLC (insurance industry consulting); previously senior officer with MetLife	None
(graphic omitted)	M. Yaqub Mirza, PhD (64) 11922 Safa Court Herndon, VA 20170	Trustee (since 2009); Three	CEO, Sterling Management Group, Inc.	None

Annual Report   May 31, 2011   |   29

Trustees and Officers (continued)

Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
INTERESTED TRUSTEE
(graphic omitted)	Nicholas F. Kaiser, CFA (65) 1300 N. State Street Bellingham, WA 98225	President and Trustee¹ (since 1989); Nine	Chairman, Saturna Capital Corporation (the Trust's investment adviser)	Saturna Investment Trust
OFFICERS WHO ARE NOT TRUSTEES
(graphic omitted)	Monem A. Salam, MBA (39) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2003); N/A	Director of Islamic Investing, Saturna Capital Corporation	N/A
(graphic omitted)	Christopher R. Fankhauser (39) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ (since 2002); N/A	Chief Operations Officer, Saturna Capital Corporation	N/A
(graphic omitted)	Ethel B. Bartolome (38) 1300 N. State Street Bellingham, WA 98225	Secretary¹ (since 2003); N/A	Corporate Administrator, Saturna Capital Corporation	N/A
(graphic omitted)	James D. Winship, JD, MBA (63) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ (since 2004); N/A	Chief Compliance Officer, Saturna Capital Corporation and Funds; General Counsel, Saturna Capital Corporation	N/A

Term of Office: Trustees serve for the lifetime of the Trust or until death, resignation, removal, or non re-election by the shareowners. Officers serve one-year terms subject to annual reappointment by the trustees.

Amana's Statement of Additional Information, available without charge by calling Saturna Capital Corporation at 800/SATURNA, includes additional information about Trustees. As of May 31, 2011, officers and trustees (plus affiliated entities, such as Saturna Capital Corporation), as a group, owned 0.21%, 0.11% and 8.10% of the outstanding shares of the Income Fund, Growth Fund, and Developing World Fund respectively.

During the year ended May 31, 2011, the Independent Trustees were each paid by the Trust: (1) $6,500 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings not held at the time of a board meeting; and (3) $500 per quarter for serving as chairman of the board or any committee. As of May 31, 2011, all Independent Trustees owned shares in one or more Amana Funds.

Mr. Kaiser is an Interested Trustee by reason of his positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Trust's portfolios. He is paid by Saturna Capital a salary, plus a bonus for each month an Amana portfolio earns a 4 or 5 star rating from Morningstar (see pages 2 and 4). The officers are paid by Saturna Capital and not the Trust, except for the Chief Compliance Officer, a portion of whose compensation is paid by the Trust. As of May 31, 2011, all Saturna Capital employees listed above as officers owned shares in one or more of the Amana funds, with Mr. Kaiser owning (directly or indirectly) more than $4,000,000.

¹Holds the same position with Saturna Investment Trust.

30  |   Annual Report   May 31, 2011

Availability of Amana Portfolio Information

  The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and at www.amanafunds.com.
  The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.
  The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com.

Availability of Proxy Voting Information

  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.
  Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement

At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports, and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800/SATURNA (1-800-728-8762)

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements, when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 888/73-AMANA or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 888/73-AMANA or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Annual Report   May 31, 2011   |   31

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Trust's portfolios and handles daily operations under supervision of Amana's Board of Trustees.

1300 N. State Street
Bellingham, WA 98225
1-800/728-8762
Daily prices at 1-888/73-AMANA
www.amanafunds.com

Investment Adviser and Administrator	Saturna Capital Corporation Bellingham, WA
Custodian	BNY Mellon Brooklyn, NY
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA
Legal Counsel	K & L Gates LLP Washington, DC

This report is for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus or summary prospectus.

2. Code of Ethics

Registrant has adopted a code of ethics, which is included with this submission as Exhibit (a)(1) and posted on the Funds' Internet website at www.amanafunds.com. Requests may also be made via telephone at 1-800/728-8762, and will be processed within one business day of receiving such request.

3. Audit Committee Financial Expert

(a)(1)(i) The Trustees of Amana Mutual Funds Trust determined, at their quarterly meeting of June 12, 2003, that the Trust shall have at least one audit committee financial expert serving on its Audit & Compliance Committee.

(a)(2) Mr. Herbert Grubel and Mr. Salim Manzar, independent Trustees (as defined for investment companies), presently serve as financial experts.

4. Principal Accountant Fees and Services

(a) Audit Fees
For the fiscal years ending May 31, 2010, and 2011, the aggregate audit fees billed for professional services rendered by the principal accountant were $50,700 and $56,000, respectively.

(b) Audit-Related Fees
There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending May 31, 2010, and 2011.

(c) Tax Fees

For the fiscal years ending May 31, 2010 and 2011, the aggregate tax fees billed for professional tax preparation services rendered by the principal accountant were $9,300 and $10,200 respectively.

(d) All Other Fees

There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2010, and 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The following is an excerpt from the Amana Mutual Funds Trust Audit & Compliance Committee Charter:

D. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e)(2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate nonaudit fees
For the fiscal years ending May 31, 2010, and 2011, the aggregate nonaudit fees billed for professional tax preparation services rendered by the principal accountant to Amana Mutual Funds Trust were $9,300 and $10,200 respectively. For the fiscal years ending June 30, 2010, and 2011, the aggregate nonaudit fees billed for professional tax preparation services rendered by the principal accountant to Saturna Capital Corporation (and subsidiaries), the investment adviser and distributor for Amana Mutual Funds Trust, were not material and not specified separately.

(h) Not applicable.

5. Audit Committee of Listed Registrants

Not applicable.

6. Investments

The schedule of Investments is fully answered in Item 1.

7. Disclosure of Proxy Voting Policies and Procedured for Closed-End Management Investment Companies

Not applicable.

8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

10. Submission of Matters to a Vote of Security Holders

Not applicable.

11. Controls and Procedures

Internal control over financial reporting is under the supervision of the principal executive and financial officers. On June 15, 2011, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

12. Exhibits

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:
/s/ Nicholas Kaiser
President
July 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Nicholas Kaiser
President
July 29, 2011

By:
/s/ Christopher Fankhauser
Treasurer
July 29, 2011